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                                    FORM 8-K

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: November 13, 2000
                                        -----------------

Commission file number: 0-27992

                              ELAMEX, S.A. de C.V.
             (Exact name of registrant as specified in its charter)

          Mexico                                            Not Applicable
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                          identification number)

   Avenida Insurgentes No. 4145-B Ote.
      Cd. Juarez, Chihuahua  Mexico                           C.P. 32340
(Address of principal executive offices)                      (Zip code)

                                 (915) 774-8252
               Registrant's telephone number, including area code
                                In El Paso, Texas

Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 [17 CFR 240.13a-11] or Rule 15d-11 [17 CFR 240.15d-11].

Item 5. Other events

Elamex announced on October 27, 2000 a net loss for the third quarter of $958 thousand, $0.14 per share, as well as a restatement of its results for the quarters ended June 30, 2000 and March 31, 2000. Year-to-date net income through September 29 was $17.5 million ($2.56 per share), including a $20.5 million pretax gain on the sale of its EMS operation in the second quarter.

      Sales in the third quarter of 2000 decreased by $11.8 million from the third quarter of 1999. However, our EMS operation represented $20.9 million of our total sales for the third quarter of 1999. Thus, sales of our comparable remaining operations increased by $9.1 million.

      Gross profit for the same period decreased by $5.3 million. The EMS operation represented a decrease of $2.2 million and the remaining $3.1 million decrease resulted primarily from operating problems in Qualcore, our joint venture with General Electric (GE) in Cd. Juarez, as well as an increase in labor costs in our other operating units.

      As the result of the operating problems in Qualcore, both the first and second quarters of 2000 have been restated. The first quarter net loss was increased by $171 thousand, $0.02 per share, to a net loss of $509 thousand, $0.07 per share. The second quarter net income was decreased by $538 thousand, $0.08 per share to $19.0 million, $2.77 per share.

      Preliminary results of Qualcore for the month of September, which became available to Elamex management in mid-October, reported poorer than expected results. Elamex management immediately investigated the causes and found a number of errors and irregularities, the major ones being:

      1. Unrecorded freight invoices from late production runs that resulted in chartered air freight deliveries in order to meet customer schedules.
      2.    Expenses improperly capitalized by Qualcore management associated with the construction and start-up of the new Celaya plant.
      3.    Inventory adjustments resulting from under-reporting of scrap over several months. Daily cycle counts as established in Elamex's policies had been suspended.

      In addition, Elamex management also believes that costs were not controlled effectively and contracts were not priced in accordance with Company policies and directives.

      As Elamex management's investigation began, Qualcore's controller tendered his resignation and shortly thereafter, management terminated William T. Allen, the chief executive officer of Qualcore who was also a vice president of Elamex itself.

      Hector M. Raynal, president and CEO of Elamex, is functioning as the interim general manager with the assistance of Alfonso Vargas, GE International sourcing general manager, who is also a member of the Qualcore board of directors. Alma Diaz, who is the Elamex corporate controller, is acting as the interim controller for Qualcore. A search for both a new general manager and a controller is underway.

"These results are completely unacceptable and a big disappointment. We have already defined and began the implementation of significant corrective actions that address our operational issues," said Raynal.

      Corrective actions being implemented include the following:

      1.    Replace key personnel.
      2.    Streamline operations.
      3.    Ensure compliance with Company policies and procedures.
      4. Change in the reporting line of the Qualcore controller from the general manager of Qualcore to the CFO of Elamex.

      5. Replicate the ongoing process currently used in Elamex's assembly operations of comparing actual product costs to the costs quoted to the customer and taking corrective actions when needed.
      6. Re-implement daily cycle counts and periodic audits of material flow transactions, and other key operating and financial processes.

      Elamex management, in conjunction with Qualcore's outside independent auditors and Elamex's internal audit staff, has completed an in-depth review of the September 29, 2000 balance sheet. In addition, Qualcore's external auditors have begun procedures for the year-end audit. Based on preliminary audit findings, Elamex management believes that no further material adjustments will be required.

      "Elamex and GE continue to believe that the joint venture has great potential for the future, in spite of the setback suffered in the third quarter and, to lesser degrees, in the first and second quarters. Steps have already been taken and additional corrective measures will ensure that Qualcore adheres to established Company policies and procedures and that operating processes become more efficient in order to place Qualcore on a sound and profitable basis," added Raynal.

      "Although the above mentioned operating and financial irregularities represent a significant setback for Elamex in the short-term, the long-term business perspective for the Company is positive," said Raynal.

      During the third quarter, the previously announced Celaya facility of Qualcore, which during the start-up period continues to contribute to an increase in expenses, began product testing, will begin production ramp-up in the fourth quarter and is expected to contribute to profits during 2001. This facility has a firm order backlog of $22 million from its major customer, a large Mexican appliance manufacturer.

      In addition, unrelated to the Qualcore joint venture, Elamex has maintained staff, including its sales capability, to rebuild its contract manufacturing business by focusing on products other than the EMS operation sold in the second quarter. This development effort is being expensed as incurred and is expected to contribute to Elamex's growth over the next several quarters. Management believes this is not only an area with potential, but also an area within the Company's practical experience and long-established skills.

      During the quarter, a five year agreement for assembly, plastics and stamping estimated at $11.5 million per year was signed with a large hardware manufacturer. This project is currently ramping production in both Elamex and Qualcore facilities. Also, a telecommunications project disclosed by Elamex in a prior quarter has announced follow-on business expected to represent in excess of $12 million in revenue in 2001.

Item 7. Financial Statements and Exhibits

(a)   None

(b)   None

(c)   Exhibits

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
                      Consolidated Statements of Operations
            (In Thousands of U. S. Dollars, except per share amounts)
                                   (Unaudited)

                                                                          13 Weeks ended                   39 Weeks ended
                                                                   ----------------------------      ----------------------------
                                                                   September 29,    October 01,      September 29,     October 01,
                                                                        2000            1999             2000             1999
                                                                   ----------------------------      ----------------------------
Net sales                                                          $    36,677      $    48,456      $   134,697      $   112,152
Cost of sales                                                           37,734           44,232          131,862          101,550
                                                                   ----------------------------      ----------------------------

       Gross (loss) profit                                              (1,057)           4,224            2,835           10,602
                                                                   ----------------------------      ----------------------------
Operating expenses:
    General and administrative                                           2,861            3,123            9,957            6,996
    Selling                                                                465              467            1,457            1,386
    Research and development                                                --              225               --            1,228
                                                                   ----------------------------      ----------------------------
       Total operating expenses                                          3,326            3,815           11,414            9,610
                                                                   ----------------------------      ----------------------------

       Operating (loss) income                                          (4,383)             409           (8,579)             992

Other income (expense):
    Interest income                                                        729               89            1,292              580
    Interest expense                                                      (529)            (517)          (2,192)            (726)
    Other, net                                                           1,343             (148)           2,241              370
    Gain on sale of assets and liabilities of EMS
    Operations                                                              --                            20,536               --
                                                                   ----------------------------      ----------------------------
       Total other income (expense)                                      1,543             (576)          21,877              224
                                                                   ----------------------------      ----------------------------

       (Loss) income before income taxes and minority
       interest                                                         (2,840)            (167)          13,298            1,216

    Income tax (benefit) provision                                        (623)              16           (2,053)             542
                                                                   ----------------------------      ----------------------------

    (Loss) income before minority interest                              (2,217)            (183)          15,351              674

    Minority interest in loss of subsidiaries                            1,259              525            2,196              925
                                                                   ----------------------------      ----------------------------

       Net (loss) income                                           $      (958)     $       342      $    17,547      $     1,599
                                                                   ============================      ============================

    Basic and diluted (loss) income per common share               $     (0.14)     $      0.05      $      2.56      $      0.23
    Weighted average shares outstanding                              6,866,100        6,866,100        6,866,100        6,866,100
                                                                   ============================      ============================

                     ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
                     Consolidated Condensed Balance Sheets
                        (In Thousands of U. S. Dollars)
                                  (Unaudited)

                                                   September 29,    December 31,
                                                       2000            1999
                                                   -------------    ------------
Assets

Current assets                                       $  79,513       $  63,884
Property, plant and equipment, net                      51,348          52,875
Other assets, net                                       10,010          10,465
                                                     ---------       ---------

                                                     $ 140,871       $ 127,224
                                                     =========       =========

Liabilities and Stockholders' Equity

Current liabilities                                  $  41,998       $  35,004
Long-term debt and liabilities                          18,417          27,115
                                                     ---------       ---------
        Total liabilities                               60,415          62,119

Minority interest                                         (519)          1,677

Stockholders' equity                                    80,975          63,428
                                                     ---------       ---------
                                                     $ 140,871       $ 127,224
                                                     =========       =========

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
                      Consolidated Statements of Operations
            (In Thousands of U. S. Dollars, except per share amounts)
                                   (Unaudited)

                                                         13 Weeks ended                    26 Weeks ended
                                                 ----------------------------------------------------------------
                                                 June 30, 2000    July 02, 1999    June 30, 2000    July 02, 1999
                                                         (As restated)                    (As restated)
                                                 ------------------------------    ------------------------------
Net sales                                         $    46,693      $    32,195      $    98,019      $    63,696
Cost of sales                                          45,377           28,735           94,127           57,318
                                                  ----------------------------      ----------------------------

       Gross Profit                                     1,316            3,460            3,892            6,378
                                                  ----------------------------      ----------------------------

Operating expenses:
    General and administrative                          4,368            1,954            7,097            3,874
    Selling                                               467              430              992              920
    Research and development                               --              454               --            1,003
                                                  ----------------------------      ----------------------------
       Total operating expenses                         4,835            2,838            8,089            5,797
                                                  ----------------------------      ----------------------------

       Operating (loss) income                         (3,519)             622           (4,197)             581

Other income (expense):
    Interest income                                       451              215              563              492
    Interest expense                                     (705)            (129)          (1,663)            (210)
    Other, net                                            469              308              899              518
    Gain on sale of assets and liabilities of EMS
    Operations                                         20,536                            20,536               --
                                                  ----------------------------      ----------------------------
       Total other income (expense)                    20,751              394           20,335              800
                                                  ----------------------------      ----------------------------

       Income before income taxes and
       minority interest                               17,232            1,016           16,138            1,381

    Income tax (benefit) provision                     (1,210)             252           (1,430)             526
                                                  ----------------------------      ----------------------------

    Income before minority interest                    18,442              764           17,568              855

    Minority interest in loss of subsidiaries             572               37              937              401
                                                  ----------------------------      ----------------------------

       Net income                                 $    19,014      $       801      $    18,505      $     1,256
                                                  ============================      ============================

    Basic and diluted income per common share     $      2.77      $      0.12      $      2.70      $      0.18
    Weighted average shares outstanding             6,866,100        6,866,100        6,866,100        6,866,100
                                                  ============================      ============================

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                         (In Thousands of U. S. Dollars)
                                   (Unaudited)

                                               June 30, 2000   December 31, 2000
                                               (As restated)
                                               -------------   -----------------
Assets

Current assets                                   $ 82,944          $ 63,884
Property, plant and equipment, net                 44,529            52,875
Other assets, net                                  10,189            10,465
                                                 --------          --------

                                                 $137,662          $127,224
                                                 ========          ========

Liabilities and Stockholders' Equity

Current liabilities                              $ 34,570          $ 35,004
Long-term debt and liabilities                     20,419            27,115
                                                 --------          --------
        Total liabilities                          54,989            62,119

Minority interest                                     740             1,677

Stockholders' equity                               81,933            63,428
                                                 --------          --------
                                                 $137,662          $127,224
                                                 ========          ========

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
                      Consolidated Statements of Operations
            (In Thousands of U. S. Dollars, except per share amounts)
                                   (Unaudited)

                                                                          13 Weeks ended
                                                                  --------------------------------
                                                                  March 31, 2000    April 04, 1999
                                                                   (As restated)
                                                                  --------------------------------
Net sales                                                           $    51,326      $    31,501
Cost of sales                                                            48,750           28,582
                                                                    ----------------------------

        Gross Profit                                                      2,576            2,919
                                                                    ----------------------------

Operating expenses:
     General and administrative                                           2,729            1,919
     Selling                                                                525              491
     Research and development                                                --              550
                                                                    ----------------------------
        Total operating expenses                                          3,254            2,960
                                                                    ----------------------------

        Operating loss                                                     (678)             (41)
                                                                    ----------------------------

Other income (expense):
     Interest income                                                        112              276
     Interest expense                                                      (957)             (80)
     Other, net                                                             429              210
                                                                    ----------------------------
        Total other (expense) income                                       (416)             406
                                                                    ----------------------------

        Income (loss) before income taxes and minority interest          (1,094)             365

     Income tax (benefit) provision                                        (220)             274
                                                                    ----------------------------

     Income (loss) before minority interest                                (874)              91

     Minority interest in loss of subsidiaries                              365              364
                                                                    ----------------------------

        Net (loss) income                                           $      (509)     $       455
                                                                    ============================

     Basic and diluted (loss) income per common share               $     (0.07)     $      0.07
     Weighted average shares outstanding                              6,866,100        6,866,100
                                                                    ============================

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                         (In Thousands of U. S. Dollars)
                                   (Unaudited)

                                                      March 31,     December 31,
                                                         2000           1999
                                                    (As restated)
                                                    ----------------------------
Assets

Current assets                                         $ 65,912       $ 63,884
Property, plant and equipment, net                       56,625         52,875
Other assets, net                                        10,378         10,465
                                                       --------       --------

                                                       $132,915       $127,224
                                                       ========       ========

Liabilities and Stockholders' Equity

Current liabilities                                    $ 41,572       $ 35,004
Long-term debt and liabilities                           27,110         27,115
                                                       --------       --------
        Total liabilities                                68,682         62,119

Minority interest                                         1,313          1,677

Stockholders' equity                                     62,920         63,428
                                                       --------       --------
                                                       $132,915       $127,224
                                                       ========       ========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized, in Ciudad Juarez, Chihuahua, Mexico.

                                                  ELAMEX, S.A. de C.V.


Date: November 13, 2000                    By:     /s/ Hector Raynal
                                                   -----------------
                                                     Hector M. Raynal
                                           President and Chief Executive Officer
                                                (Duly Authorized Officer)


Date: November 13, 2000                    By:     /s/ Daniel L. Johnson
                                                   ---------------------
                                               Vice-President of Finance and
                                                  Chief Financial Officer